Cash and cash equivalents (Details) - BRL (R$) R$ in Thousands		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Cash and cash equivalents.
Cash		R$ 7	R$ 100
Bank account		6,546	17,772
Financial investments	[1]	39,212	292,021
Cash and cash equivalents		R$ 45,765	R$ 309,893	R$ 311,156	R$ 43,287
Average gross yield of deposits		103.00%	105.20%

[1]	The Company invests in short-term fixed income investment funds with daily liquidity and no material risk of change in value. Financial investments presented an average gross yield of 103% of the annual CDI rate on December 31, 2022 (105.2% on December 31, 2021). All investments are highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value and correspond to the cash obligations for the period.